Offerings - Offering: 1	Jan. 22, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 58,923,898.00
Amount of Registration Fee	$ 8,137.39
Offering Note	(a) Calculated as the aggregate maximum purchase price to be paid for Shares in the offer. The fee of $8,137.39 was paid in connection with the filing of the Schedule TO-I by Clarion Partners Real Estate Income Fund Inc. (File No. 005-91252) on December 15, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. (b) Calculated at $138.10 per $1,000,000 of the Transaction Valuation.